EXHIBIT 10.1

                      SECURITIES PURCHASE AGREEMENT
                      -----------------------------
                       AND PLAN OF REORGANIZATION
                       --------------------------

     THIS SECURITIES PURCHASE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into as of November 15, 2000 by and among Taig Ventures, Inc., a Utah corporation ("Company"), those certain representatives of the Company listed on Exhibit A attached hereto (the "Taig Representatives"), Viper Networks, Inc., a California corporation ("Viper"), and the stockholders of Viper (the "Selling Stockholders") listed on Exhibit B attached hereto.

                             R E C I T A L S
                             ---------------

     A. The Company has authorized capital stock consisting of 100,000,000 shares of common stock ("Common Stock"), no par value, of which 6,788,507 shares are issued and outstanding, and 10,100,000 shares of preferred stock, 100,000 of which are designated as Class A Preferred Stock ("Class A Preferred Stock") none of which have been issued and 10,000,000 of which are designated as Class B Preferred Stock ("Class B Preferred Stock") 3,000,000 shares of which of which have been issued.

     B. Viper has authorized capital stock consisting of 50,000,000 shares of common stock, no par value, of which 3,000,000 shares (the "Viper Shares") are issued and outstanding and held by the Selling Stockholders.

     C. The Selling Stockholders wish to sell, and the Company wishes to purchase, all of the Viper Shares on the Closing Date (as defined below), in exchange for 36,000,000 shares of the Company's Common Stock (the "Company Shares"), subject to and upon the terms hereinafter set forth.

     D. As soon as is reasonably practicable following the Closing (as defined below) the Company shall take such action as is necessary to obtain the Company's shareholders' approval of, and effect, (i) a reverse split (the "Reverse Split") of the Company's Common Stock on a 1 for 12 basis (i.e., every 12 shares of the Company's Common Stock will be combined into one share); and (ii) a change in the Company's name from Taig Ventures, Inc. to Viper Networks, Inc. (or such other name as Viper shall designate). All references to numbers of shares of Common Stock herein are pre-Reverse Split unless otherwise indicated.


                            A G R E E M E N T
                            -----------------
     It is agreed as follows:

     1.   SECURITIES PURCHASE AND REORGANIZATION

          1.1 AGREEMENT TO EXCHANGE SECURITIES. Subject to the terms and upon the conditions set forth herein, each Selling Stockholder agrees to sell, assign, transfer and deliver to

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the Company, and the Company agrees to purchase from each Selling
Stockholder, at the Closing (as defined below), the Viper Shares owned by the respective Selling Stockholder as set forth on Exhibit A attached hereto, in exchange for the transfer, at the Closing, by the Company to each Selling Stockholder a pro rata share of the Company Shares, as determined according to Section 1.1(a) below.

               (a) DETERMINATION OF PRO RATA SHARE OF COMPANY SHARES. The number of Common Company Shares which each Selling Stockholder is entitled to receive hereunder shall be determined by multiplying the total number of Company Shares (i.e., 36,000,000) by a fraction, the numerator of which is the total number of Viper Shares owned by the Selling Stockholder at the Closing and the denominator of which is the total number of Viper Shares issued and outstanding at the Closing (i.e., 3,000,000).

          1.2  INSTRUMENTS OF TRANSFER.

               (a) VIPER SHARES. Each Selling Stockholder shall deliver to the Company original certificates evidencing the Viper Shares along with executed stock powers, in form and substance satisfactory to the Company, for purposes of assigning and transferring all of their right, title and interest in and to the Viper Shares. From time to time after the Closing Date, and without further consideration, the Selling Stockholders will execute and deliver such other instruments of transfer and take such other actions as the Company may reasonably request in order to facilitate the transfer to the Company of the securities intended to be transferred hereunder.

               (b) THE COMPANY SHARES. The Company shall deliver to the Selling Stockholders on the Closing Date original certificates evidencing the Company Shares or in the alternative an authorized Treasury Order to the Company's Transfer Agent for the same, in form and substance satisfactory to the Selling Stockholders, in order to effectively vest in the Selling Stockholders all right, title and interest in and to the Company Shares. From time to time after the Closing Date, and without further consideration, the Company will execute and deliver such other instruments and take such other actions as the Selling Stockholders may reasonably request in order to facilitate the issuance to them of the Company Shares.

          1.3 CLOSING. The closing ("Closing") of the exchange of the Viper Shares and the Company Shares shall take place at the offices of Viper at 10:00 a.m., local time, on November 15, 2000, or at such other time and place as may be agreed to by all of the parties hereto ("Closing Date").

          1.4 TAX FREE REORGANIZATION. The parties intend that the transaction under this Agreement qualify as a tax free reorganization under
Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     2.   DELIVERIES AT CLOSING.

          2.1 COMPANY'S DELIVERIES AT CLOSING. At or prior to the Closing, the Company shall deliver or cause to be delivered to Viper and the Selling Stockholders all of the following:

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               (a)  Certificates representing the Company Shares,
registered in the names of the Selling Stockholders;

               (b) An Officer's Certificate signed by the Company's president in the form attached hereto as Exhibit C;

               (c) Written resignations of the officers and directors of the Company effective as of the Closing Date in form satisfactory to Viper and the Selling Stockholders.

               (d) Certified resolutions of the Board of Directors of the Company in the form attached hereto as Exhibit D (i) authorizing the consummation of the transactions contemplated by this Agreement; and (ii) electing the persons designated by Viper as officers and directors of the Company effective as of the Closing Date.

               (e) A certificate of good standing of the Company from the State of Utah as of the most recent practicable date.

               (f) Such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

          2.2 SELLING STOCKHOLDERS' DELIVERIES AT CLOSING. At or prior to the Closing, the Selling Stockholders shall deliver or cause to be delivered to the Company all of the following:

               (a) Original certificates representing the Viper Shares, along with duly executed stock powers, in form and substance satisfactory to the Company.

               (b) Such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

          2.3 VIPER'S DELIVERIES AT CLOSING. At or prior to the Closing, Viper shall deliver or cause to be delivered to the Company all of the following:

               (a) An Officer's Certificate signed by Viper's president in the form attached hereto as Exhibit E.

               (b) Certified resolutions of the Board of Directors of Viper in the form attached hereto as Exhibit F authorizing the consummation of the transactions contemplated by this Agreement.

               (c) A certificate of good standing of Viper from the State of California as of the most recent practicable date.

               (d) Such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

     3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents, warrants and covenants to and with the Company with respect to himself, as follows:

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          3.1  POWER AND AUTHORITY.  The Selling Stockholder has all
requisite individual power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual action on the part of the Selling Stockholder necessary for the authorization, execution, delivery and performance of the Documents by the Selling Stockholder has been taken and no further authorization on the part of the Selling Stockholder is required to consummate the transactions provided for in the Documents. When executed and delivered by the Selling Stockholder, the Documents shall constitute the valid and legally binding obligation of the Selling Stockholder enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

          3.2 OWNERSHIP OF AND TITLE TO SECURITIES. The Selling Stockholder represents that he is the sole owner of the Viper Shares held by him and that there are no warrants, options, subscriptions, calls, or other similar rights of any kind for the issuance or purchase of any of the Viper Shares or other securities of Viper held by the Selling Stockholder. The Selling Stockholder represents that the Selling Stockholder has and will transfer to the Company good and marketable title to the Viper Shares which he owns, free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances.

          3.3 INVESTMENT AND RELATED REPRESENTATIONS. The Selling Stockholder is aware that neither the Company Shares nor the offer or sale thereof to the Selling Stockholder has been registered under the Securities Act of 1933, as amended ("Act"), or under any state securities law. The Selling Stockholder understands that the Company Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. The Selling Stockholder agrees that the Selling Stockholder will not sell all or any portion of the Company Shares except pursuant to registration under the Act or pursuant to an available exemption from registration under the Act. The Selling Stockholder understands and acknowledges that all certificates representing the Company Shares shall bear the following legend or a legend of similar import and that the Company shall refuse to transfer the Company Shares except in accordance with such restrictions:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER CERTAIN STATE SECURITIES LAWS. NO SALE OR TRANSFER OF THESE SHARES MAY BE MADE IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) AN OPINION OF COUNSEL THAT REGISTRATION UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE OR TRANSFER."

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     4.   REPRESENTATIONS AND WARRANTIES OF VIPER.  Viper represents, warrants and covenants to and with the Company as follows

          4.1 ORGANIZATION AND GOOD STANDING. Viper is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has full corporate power and authority to enter into and perform its obligations under this Agreement.

          4.2 CAPITALIZATION. The authorized capital stock of Viper consists of 50,000,000 shares of common stock, no par value, of which 3,000,000 shares are issued and outstanding. All outstanding shares of Viper's common stock were offered and sold in compliance with applicable state and federal securities laws, have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. There are no warrants, options, subscriptions, calls, other similar rights to purchase any of Viper's capital stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts by and among Viper, its shareholders, or any of them.

          4.3 VALIDITY OF TRANSACTIONS. This Agreement, and each document executed and delivered by Viper in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized by the directors of Viper, have been duly executed and delivered by Viper and is each the valid and legally binding obligation of Viper, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.

          4.4 NO CONFLICT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of (i) the Certificate of Incorporation or Bylaws of Viper, as amended, (ii) any agreement, contract, lease, license or instrument to which Viper is a party or by which Viper or any of its properties or assets are bound, or (iii) any judgment, decree, order, or writ by which Viper is bound or to which it or any of its properties or assets are subject.

          4.5 APPROVALS AND CONSENTS. There are no permits, consents, mandates or approvals of public authorities, either federal, state or local, or of any third party necessary for Viper's consummation of the transactions contemplated hereby.

          4.6 ACCURACY OF INFORMATION. None of the representations or warranties or information provided and to be provided by the Viper in this Agreement, or any schedules or exhibits hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material facts necessary in order to make the statements and facts contained herein or therein not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to Viper pursuant hereto were or will be complete and accurate records of such documents.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to and with Viper and each of the Selling Stockholders as

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follows.  As used herein, the term "Company Disclosure Schedule" shall refer to the Company Disclosure Schedule attached hereto.

          5.1 ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah and has full corporate power and authority to enter into and perform its obligations under this Agreement.

          5.2 CAPITALIZATION. The Company has authorized capital stock consisting of 100,000,000 shares of common stock ("Common Stock"), no par value, of which 6,788,507 shares are issued and outstanding, and 10,100,000 shares of preferred stock, 100,000 of which are designated as Class A Preferred Stock ("Class A Preferred Stock") none of which have been issued and 10,000,000 of which are designated as Class B Preferred Stock ("Class
B Preferred Stock") 3,000,000 shares of which of which have been issued. All outstanding shares of the Company's Common Stock were offered and sold in compliance with applicable state and federal securities laws, have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. There are no warrants, options, subscriptions, calls, other similar rights to purchase any of the Company's capital stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts by and among the Company, its shareholders, or any of them.

          5.3 VALIDITY OF TRANSACTIONS. Except as set forth on the Company Disclosure Schedule: (i) this Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized by the directors of the Company, have been duly executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity; (ii) the Company Shares issuable hereunder, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable; and (iii) the Company Shares will be free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

          5.4 NO CONFLICT. Except as set forth on the Company Disclosure Schedule, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of (i) the Articles of Incorporation or Bylaws of the Company, as amended, (ii) any agreement, contract, lease, license or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound, or (iii) any judgment, decree, order, or writ by which the Company is bound or to which it or any of its properties or assets are subject.

          5.5 APPROVALS AND CONSENTS. Except as set forth on the Company Disclosure Schedule, there are no permits, consents, mandates or approvals of public authorities, either federal, state or local, or of any third party necessary for the Company's consummation of the transactions contemplated hereby.

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          5.6  LITIGATION.  Except as set forth in the Company Disclosure
Schedule, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company, the officers or directors of the Company or any of their respective affiliates or which questions or threatens the validity of this Agreement or any action to be taken in connection therewith, and neither the Company nor any of its assets is subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department. The Company has not commenced and does not currently intend to commence any legal proceedings against any other person or entity.

          5.7 TAXES. All federal income tax returns and state and local income tax returns for the Company have been filed as required by law. All taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed by any government authority on the Company have been paid and any reports or returns due in connection therewith have been filed. No outstanding claim for assessment or collection of taxes has been asserted against the Company and there are no pending, or to the knowledge of the Company, threatened tax audits, examinations or claims.

          5.8 NO DEFAULTS. No material default (or event which, with the passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation either of the Company under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement, or other contract or instrument to which the Company is a party or any of its assets are subject, or by which it is otherwise bound, and, to the best knowledge of the Company, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

          5.9 CORPORATE DOCUMENTS. The Company has furnished to Viper and the Selling Stockholders true and complete copies of the Articles of Incorporation and Bylaws of the Company certified by its secretary and copies of the resolutions adopted by the Company's Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby. The Company has made available to Viper and the Selling Stockholders and their representatives all corporate minute books of the Company, and such minute books contain complete and accurate records of the proceedings of the Company's shareholders and directors.

          5.10 CONTRACTS AND OTHER COMMITMENTS. Except as set forth on the Company Disclosure Schedule, the Company does not have and is not bound by any contract, agreement, lease, commitment or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent.

          5.11 COMPLIANCE WITH LAWS. The Company has complied in all material respects with all laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law,

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including without limitation, any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          5.12 ASSETS OR LIABILITIES. Except as set forth on the Company Disclosure Schedule or the Company's financial statements dated November 13, 2000, the Company represents and warrants that it does not have any assets, liabilities or operations.

          5.13 ABSENCE OF CERTAIN CHANGES.   Except as set forth on the
Company Disclosure Schedule, since the date of the Company's financial statements dated November 13, 2000, there has not been any Material Adverse Change or any change of the kind described in Section 7.4 of this Agreement. For the purposes hereof, "Material Adverse Change" means any event, circumstance, condition, development or occurrence causing, resulting in, having or that could reasonably be expected to have, a material adverse effect on the business, assets or financial condition of the Company.

          5.14 BROKERS AND FINDERS. The Company has not dealt with any broker or finder in connection with the transactions contemplated hereby. The Company has not incurred, nor shall it incur, directly or indirectly, any liability for any brokerage or finders' fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

          5.15 INTERCOMPANY AND AFFILIATE TRANSACTIONS; INSIDER INTERESTS. Except as set forth on the Company Disclosure Schedule, there are, and during the last two years there have been, no transactions, agreements or arrangements of any kind, direct or indirect, between the Company and any director, officer, employee, stockholder, or affiliate of the Company, including, without limitation, loans, guarantees or pledges to, by or for the Company or from, to, by or for any of such persons, that are currently in effect.

          5.16 ACCURACY OF INFORMATION. None of the representations or warranties or information provided and to be provided by the Company to Viper or the Selling Stockholders in this Agreement, or any schedules or exhibits hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state any material facts necessary in order to make the statements and facts contained herein or therein not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to Viper pursuant hereto were or will be complete and accurate records of such documents.

     6.   TAIG REPRESENTATIVES' LOCK-UP.

          6.1 LOCK-UP OF REGISTERED SHARES. Notwithstanding anything to the contrary set forth herein, each Taig Representative hereby agrees that:

               (a) During the first 182 days following the Effective Date (the "Initial Lock-Up Period"), the Taig Representatives will not sell any shares of stock in the Company.
               (b) During each 30 day period following the Initial Lock Up period, the Taig Representatives, in the aggregate, will sell no more than

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                    an additional 20,000 Shares (after giving effect to the
                    Reverse Split).

               (c) The Taig Representatives acknowledge and agree that the Company shall place appropriate stop transfer instructions with its transfer agent and/or legends on the certificates representing the affected Registered Shares to ensure compliance with this Section 7.1.

          6.2 ADDITIONAL LOCK-UPS. The Taig Representatives hereby acknowledge that the lock-up set forth in Section 6.1 above is in addition to, not in lieu of, any other lock-up or similar restriction on transfer by which the Taig Representatives are or may become bound with respect to additional shares of the Company's Common Stock which they may now, or in the future, hold.

     7.   ADDITIONAL UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES

          7.1 ACCESS TO VIPER. Viper shall afford to the Company and shall cause its independent accountants to afford to the Company, and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing Date to all of Viper's properties, books, contracts, commitments and records and to the audit work papers and other records of Viper's independent accountants. During such period, Viper shall use reasonable efforts to furnish promptly to the Company all information concerning the business, properties and personnel of Viper as the Company may reasonably request, provided that Viper shall not be required to disclose any information which it is legally required to keep confidential. The Company will not use such information for purposes other than this Agreement and the transaction contemplated hereby and will otherwise hold such information in confidence (and the Company will cause its consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this Agreement for any reason the Company shall promptly return, or cause to be returned, to Viper all documents obtained from Viper, and any copies made of such documents, extracts and copies thereof.

          7.2 ACCESS TO COMPANY. The Company shall afford to Viper and the Selling Stockholders and shall cause its independent accountants to afford to Viper and the Selling Stockholders, and their accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing Date to all of the Company's properties, books, contracts, commitments and records and to the audit work papers and other records of the Company's independent accountants. During such period, the Company shall use reasonable efforts to furnish promptly to Viper or the Selling Stockholders such information concerning the Company as Viper or the Selling Stockholders may reasonably request, provided that the Company shall not be required to disclose any information which it is legally required to keep confidential. Viper and the Selling Stockholders will not use such information for purposes other than this Agreement and the transaction contemplated hereby and will otherwise hold such information in confidence (and Viper and the Selling Stockholders will cause their respective consultants and advisors also to hold such information in confidence) until such time as such information otherwise becomes publicly available, and in the event of termination of this

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Agreement for any reason Viper and the Selling Stockholders shall promptly return, or cause to be returned, to the Company all documents obtained from the Company, and any copies made of such documents, extracts and copies thereof.

          7.3 REVERSE SPLIT; NAME CHANGE. Prior to and after the Closing, the Company and the Taig Representatives shall cooperate with and assist Viper and the Selling Stockholders and their counsel in taking such action as is necessary, including without limitation to obtain, as soon as is reasonably practicable after the Closing, the Company's shareholders' approval with respect to (i) the Reverse Split of the Company's common stock and (ii) changing the Company's name to Viper Networks, Inc. (or such other name as Viper shall designate).

          7.4 OPERATION OF THE COMPANY PRIOR TO CLOSING. During the period from the date of this Agreement until the Closing, the Company shall not, except as contemplated, permitted or required by this Agreement, (i) conduct any business or engage in any activities other than activities related to the closing of the transactions contemplated by this Agreement;
(ii) declare or pay any dividends on or make any other distributions in respect of any of its capital stock; (iii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu or, or in substitution for shares of capital stock of the Company except as called for under this Agreement;
(iii) repurchase or otherwise acquire any shares of its capital stock or rights to acquire any shares of its capital stock; (iv) issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any shares or its capital stock or any class or securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities, except for the issuance and sale of the Company Shares in accordance with the provisions of this Agreement; (v) become a party to or become bound by or agree to become a party to or become bound by any contract, instrument, lease, license, agreement, commitment or undertaking; or (vi) incur or agree to incur any amount of long or short-term debt for money borrowed, or indemnify or agree to indemnify others, or incur or agree to incur any debts, obligations or liabilities whatsoever.

          7.5  TRANSFER OF CORPORATE NAME.   Upon shareholder approval of
the name change of Company from Taig Ventures, Inc. to Viper Networks, Inc., Company shall assign and transfer all right, title and interest in the corporate name "Taig Ventures, Inc." to Shane Kennedy and/or assigns.

     8.   CONDITIONS PRECEDENT

          8.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing of the following conditions unless waived by such party:

               (a) GOVERNMENT APPROVALS. All authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental authority necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

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               (b)  THIRD-PARTY APPROVALS.  Any and all consents or
approvals required from third parties relating to contracts, licenses, leases and other instruments, material to the respective businesses of the Company and Viper, shall have been obtained.

               (c) LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated by this Agreement shall have been issued by any federal or state court and remain in effect, and no litigation seeking the issuance of such an order or injunction, shall be pending which, in the good faith judgment of Viper or the Company, has a reasonable probability of resulting in such order, injunction or damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

          8.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by the Company:

               (a) REPRESENTATIONS AND WARRANTIES OF SELLING STOCKHOLDERS. The representations and warranties of the Selling Stockholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement.

               (b) REPRESENTATIONS AND WARRANTIES OF VIPER. The representations and warranties of Viper set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, and the Company shall have received a certificate to such effect signed by the president of Viper.

               (c) PERFORMANCE OF OBLIGATIONS OF VIPER. Viper shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and the Company shall have received a certificate to such effect signed by the president of Viper.

               (d) ADDITIONAL CLOSING DOCUMENTS. The Company shall have received (i) each of the documents or instruments listed in Section 2.2 hereof from the Selling Stockholders; (ii) each of the documents or instruments listed in Section 2.3 hereof from Viper; and (iii) such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or as otherwise reasonably requested by the Company.

          8.3  CONDITIONS TO OBLIGATIONS OF VIPER AND THE SELLING
STOCKHOLDERS. The obligations of Viper and the Selling Stockholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the following conditions unless waived by Viper and the Selling Stockholders:

               (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and Viper and the Selling Stockholders shall have received a certificate to such effect signed by the President of the Company.

               (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and Viper shall have received a certificate to such effect signed by the president of the Company.

               (c) ADDITIONAL CLOSING DOCUMENTS. Viper and the Selling Stockholders shall have received (i) the documents and instruments referenced in Section 2.1 hereof; and (ii) such other documents and instruments as are required to be delivered pursuant to the provisions of this Agreement or otherwise reasonably requested by Viper.

     9.   MISCELLANEOUS.

          9.1 CUMULATIVE REMEDIES. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulatively and not alternatively.

          9.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement and any of the rights, interests or obligations hereunder may not be assigned by any of the parties hereto. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not.

          9.3 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

          9.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

          9.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

          9.6 SURVIVAL OF REPRESENTATIONS. All representations, warranties and agreements contained herein or made in writing by the Company, Viper and the Selling Stockholders in connection with the transactions contemplated hereby except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

          9.7 EXPENSES AND ATTORNEY FEES. The Company, Viper and the Selling Stockholders shall each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Agreement, including, without limiting the generality of the foregoing, legal and accounting fees.

          9.8 WAIVER OF CONDITIONS. At any time or times during the term hereof, the Company may waive fulfillment of any one or more of the conditions to its obligations in whole or in part, and Viper or the Selling Stockholders may waive fulfillment of any one or more of the foregoing conditions to their obligation, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

          9.9 LAW GOVERNING. This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of California.

          9.10 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          9.11 DELIVERY BY FAX. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

          9.12 GENDER NEUTRAL PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the referenced person, persons, entity or entities may require.


                  [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

"COMPANY"                                    "TAIG REPRESENTATIVES"
TAIG VENTURES, INC.,                         Signatures Appear on Exhibit A
a Utah corporation


By:______________________________
     _______________, President



"VIPER"                                      "SELLING STOCKHOLDERS"

VIPER NETWORKS, INC.                         Signatures Appear on Exhibit B
a California corporation

By:______________________________
     _______________, President

                       COMPANY DISCLOSURE SCHEDULE
                       ---------------------------


     The following schedule is intended to provide Viper Networks, Inc. and the Selling Shareholders with additional disclosure regarding the company and must be read in conjunction Section 5 of the Securities Purchase Agreement and Plan of Reorganization.

     1. Section 5.12. The last audited financial statements of Company or as of December 31, 1998. The last unaudited balance sheet is as of November 13, 2000. Copies of both have been provided Viper.

     2. Section 5.13. The stock owned by the Company in Canadian Future Tel reflected on the Company's financial statements will be transferred from Company prior to closing and will not be included in this transaction.

                                EXHIBIT A

                          TAIG REPRESENTATIVES
                          --------------------


Name and Address                                       Number of
of Taig Representative        Signature                Securities
----------------------        ---------                -----------

Shane Kennedy                 _______________________  3,000,000 Common


Tri-National Development
 Corp.                        _______________________  3,000,000 Preferred


                              _____________________

                                EXHIBIT B

                      LIST OF SELLING STOCKHOLDERS
                      ----------------------------

Name and Address of              Number of Viper      Number of Common
Selling Stockholder  Signature      Shares             Company Shares
---------------------------------------------------------------------------

                    _______________

                    _______________

                    _______________

                                EXHIBIT C

                  FORM OF COMPANY OFFICERS CERTIFICATE
                  ------------------------------------

     The undersigned hereby certifies to Viper and the Selling Stockholders (as those terms are defined in that certain Securities Purchase Agreement and Plan of Reorganization dated as of November 15, 2000 by and among Viper, the Selling Stockholders, Taig Ventures, Inc. and the Taig
Representatives (the "Agreement")) that:

     1. I am the duly elected and acting President of Taig Ventures, Inc., a Utah corporation ("Company").

     2. This Officer's Certificate is being delivered to Viper and the Selling Stockholders pursuant to Sections 2.1(b) and 8.3(a) of the Agreement.

     3. All of the representations and warranties of the Company made in the Agreement are true and correct in all material respects on and as of the date hereof as though such representations and warranties had been made or given on and as of the date hereof.

     4. The Company has performed and complied in all material respects with all of the covenants and agreements made in the Agreement to be performed by or complied with by the Company on or prior to the date hereof.

     Executed effective as of November 15, 2000.

     -------------------------------------------------
     [Name]
     ------------------------------

                                EXHIBIT D

                       FORM OF COMPANY RESOLUTIONS
                       ---------------------------

                        UNANIMOUS WRITTEN CONSENT
                      OF THE BOARD OF DIRECTORS OF
                           TAIG VENTURES, INC.
                       A Utah Colorado Corporation

          The undersigned, being all of the directors of Taig Ventures, Inc., a Utah corporation (the "Corporation"), hereby adopt the following recitals and resolutions by their unanimous written consent thereto, effective as of November 15, 2000, hereby waiving all notice of and the holding of any meeting of the board of directors to act upon such resolutions.

        SECURITIES PURCHASE AGREEMENT AND PLAN OF REORGANIZATION
        --------------------------------------------------------

          WHEREAS, there has been presented to the board of directors of this Corporation a proposed Securities Purchase Agreement and Plan of Reorganization (the "Agreement") by and among this Corporation, Viper Networks, Inc., a Utah corporation ("Viper"), and the stockholders of Viper (the "Selling Stockholders") providing for the acquisition by the Corporation of all of the outstanding shares of stock of Viper in exchange for the issuance by the Corporation of an aggregate of 36,000,000 shares of its common stock; and

          WHEREAS, the board of directors of this Corporation deems it to be in the best interests of the Corporation and its stockholders that the Corporation acquire Viper in accordance with the terms and conditions of the Agreement.

          RESOLVED, that the form, terms and conditions of the Agreement, as presented to the board of directors, be and they hereby are, in all respects, approved and adopted;

          RESOLVED, FURTHER, that the President of this Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver the Agreement to Viper and the Selling Stockholders with such changes thereto as such officer, in his discretion, deems necessary or desirable;

          RESOLVED, FURTHER, that the officers of the Corporation are further authorized and empowered to execute any other agreements or documents and take any further action necessary in order to enable the Corporation to perform its obligations under the Agreement;

          RESOLVED, FURTHER, that the officers of the Corporation are further authorized and empowered for and on behalf of the Corporation to issue an aggregate of 36,000,000 shares of its common stock to the Selling Stockholders in accordance with the provisions of the Agreement;

          RESOLVED, FURTHER, that the officers of the Corporation are further authorized and empowered for and on behalf of the Corporation to pay all of the fees and expenses incurred by the Corporation in connection with the negotiation and consummation of the transactions contemplated by the Agreement;

          RESOLVED, FURTHER, that the officers of the Corporation are further authorized and empowered for and on behalf of the Corporation to prepare or cause to be prepared, execute and file the appropriate notice and exemption forms pertaining to the issuance of the Corporation's stock pursuant to the Agreement as required under applicable federal and state securities laws including, but not limited to, Form D pursuant to and in accordance with Regulation D of the Securities Act of 1933.

                          ELECTION OF DIRECTOR
                          --------------------

          RESOLVED, that pursuant to the power conferred on the board of directors of the Corporation by the Corporation's Bylaws, subject to the Agreement and the closing of the transactions contemplated thereby, the board of directors of the Corporation hereby determines that the exact number of authorized directors of the Corporation shall be three (3), effective immediately until such time as the number is changed in accordance with the Corporation's Bylaws.

          RESOLVED, FURTHER, that James Wray is hereby elected to serve as a director of the Corporation, his term of office to commence immediately and continue until his successor is duly elected and qualified.

          RESOLVED, FURTHER, that subject to the Agreement and the closing of the transactions contemplated thereby, Shane Kennedy, Cathie DeForge and Simon Alexander shall resign as officers and directors of the Corporation, effective as of the closing of the Agreement.

                           OMNIBUS RESOLUTIONS
                           -------------------

          RESOLVED, that the appropriate officers of the Corporation are hereby authorized, empowered and directed to do or cause to be done any and all such further acts and things, to execute any and all such further documents as they may deem necessary or advisable to effect the provisions of the Agreement and to carry out the intent and accomplish the purposes of the foregoing resolutions.

          RESOLVED, FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of these resolutions are hereby ratified and affirmed.

          This Unanimous Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument. This Unanimous Written Consent shall be filed in the Minute Book of this Corporation and become a part of the records of this Corporation.

          IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent effective as of November 15, 2000.

                                   ____________________________________
                                   SHANE KENNEDY

                                   ____________________________________
                                   CATHIE DEFORGE

                                   ____________________________________
                                   SIMON ALEXANDER

                                EXHIBIT E

                   FORM OF VIPER OFFICERS CERTIFICATE
                   ----------------------------------

     The undersigned hereby certifies to the Taig Ventures, Inc. that:

     1. I am the duly elected and acting President of Viper.com Corp., a California corporation ("Viper").

     2. This Officer's Certificate is being delivered to the Taig Ventures, Inc. pursuant to Sections 2.3(a) and 8.2(b) of the Agreement.

     3. All of the representations and warranties of Viper made in the Agreement are true and correct in all material respects on and as of the date hereof as though such representations and warranties had been made or given on and as of the date hereof.

     4. Viper has performed and complied in all material respects with all of the covenants and agreements made in the Agreement to be performed by or complied with by the Company on or prior to the date hereof.


     Executed effective as of November 15, 2000.

     -------------------------------------------------
     [Name]
     ------------------------------

                                EXHIBIT F

                        FORM OF VIPER RESOLUTIONS
                        -------------------------

  WRITTEN CONSENT OF DIRECTORS AND SHAREHOLDERS OF VIPER NETWORKS, INC.


     Pursuant to the provisions of the General Corporation Law of California, the undersigned being all the shareholders and directors of Viper Networks, Inc. (the "Corporation"), a California Corporation entitled to vote upon the following resolutions as if the same had been submitted at a formal meeting of the shareholders and directors of the Corporation duly called and held for the purpose of acting upon such resolutions, does hereby adopt such resolutions to the same extent and to have the same force and effect as it adopted by unanimous vote at a formal meeting of the shareholders and directors of the Corporation duly called and held for the purpose of acting upon proposals to adopt such resolutions.

I.   Approval of Securities Purchase Agreement and Plan of Reorganization

     NOW, THEREFORE, IT IS HEREBY

     RESOLVED, that the form, terms and provisions of the Securities Purchase Agreement and Plan of Reorganization dated on or about November 15, 2000 by and between Corporation and Taig Ventures, Inc. a Utah Corporation (the "Agreement"), a copy of which has been reviewed by the undersigned Directors and Shareholders, be and they hereby are, in all respects approved; and it is further

     RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized in the name and on behalf of the Corporation to do or cause to be done all such further acts and things and to take or cause to be taken and any and all such further actions and to make, execute and deliver or cause to be made, executed and delivered any and all such documents, agreements, instruments, certificates, press releases. Filings with governmental agencies and undertakings as each such officer may deem necessary or advisable to carry into effect the purposes and intent of the foregoing resolution and the transactions contemplated thereby, and to perform or cause to be performed any agreement related thereto and any other agreement referred to herein or contemplated or authorized hereby, and it is further

     RESOLVED, that any and all actions heretofore or hereafter taken by any officer, agent or employee of the Corporation within the terms of the foregoing resolutions be and they, hereby are ratified, confirmed, authorized and approved as the deed of the Corporation, and further

     RESOLVED, that the Secretary and Assistant Secretary of the Corporation be and each of them is hereby authorized and empowered to certify as to all matters pertaining to the acts, transactions or agreements contemplated in the foregoing resolutions.

                              ____________________________________



                              ____________________________________



                              ____________________________________


                              All the Directors and Shareholders of Viper
                              Networks, Inc.